SCHEDULE 14A INFORMATION
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PINNACLE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

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PINNACLE SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Thursday October 31, 2002

TO THE SHAREHOLDERS OF PINNACLE SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PINNACLE SYSTEMS, INC., a California corporation will be held on Thursday October 31, 2002, at 1:00 p.m. local time at 280 North Bernardo Avenue, Mountain View, California, for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2003.

3.	To approve an amendment to our 1996 Stock Option Plan to increase the number of shares reserved thereunder by 600,000 shares to a total of 6,340,000 shares.

4.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

The foregoing items of business are more fully described in the Proxy Statement (the “Proxy”) accompanying this Notice. Only shareholders of record at the close of business on Monday September 9, 2002 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    ARTHUR D. CHADWICK

Arthur D. Chadwick
Vice President, Finance and Administration, Chief Financial Officer and Secretary

Mountain View, California
September 27, 2002

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

PINNACLE SYSTEMS, INC.

PROXY STATEMENT FOR 2002
ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of PINNACLE SYSTEMS, INC., (“Pinnacle”) a California corporation, for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday October 31, 2002, at 1:00 p.m. local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices located at 280 North Bernardo Avenue, Mountain View, California 94043. Our telephone number at that location is (650) 526-1600.

These proxy solicitation materials and the enclosed Annual Report to Shareholders for the fiscal year ended June 30, 2002, including all financial statements contained therein, (the “Annual Report”) were first mailed on or about Friday September 27, 2002 to all shareholders entitled to vote at the meeting. Although the Annual Report and this Proxy are being mailed together, the Annual Report does not constitute part of this Proxy.

Record Date and Security Ownership of Certain Beneficial Owners and Management

Shareholders of record at the close of business on Monday September 9, 2002, (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. We have one series of common shares outstanding, designated Common Stock, no par value. At the close of business on the Record Date, 59,143,240 shares of our Common Stock were issued and outstanding and held of record by approximately 264 shareholders of record. As of the Record Date, no shares of our Preferred Stock were outstanding.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of September 9, 2002 as to (i) each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each of our executive officers and other persons named in the Summary Compensation Table below and (iv) all of our directors and executive officers as a group. Except as otherwise noted, the address for each listed shareholder is c/o Pinnacle Systems, Inc. 280 North Bernardo Avenue, Mountain View, California 94043.

Name and Address of Beneficial Owner and Certain Executive Officers	Common Stock Beneficially Owned (1)		Percent of Shares Beneficially Owned (2)
Capital Group International, Inc. 1100 Santa Monica Blvd. Los Angeles, CA 90025 U.S.A.	5,740,900	(3)	9.7%
Morgan Stanley Dean Witter & Co. 1585 Broadway New York, New York 10036 U.S.A	5,147,448	(4)	8.7%
J. Kim Fennell	—		—
Mark L. Sanders	1,071,193		1.8%
Ajay Chopra	545,085		*
L. Gregory Ballard	51,000		*
L. William Krause	65,000		*
John C. Lewis	80,000		*
Glenn E. Penisten	155,356		*
Charles J. Vaughan	197,140		*
William Loesch	294,041		*
Robert Wilson	258,807		*
Arthur D. Chadwick	180,316		*
All directors and executive officers as a group (12 persons)	3,281,959		5.3%

*	Less than 1%

(1)
Includes the following shares subject to options to purchase shares of Pinnacle’s Common Stock that are currently exercisable or will be exercisable within 60 days after September 9, 2002: Mark L. Sanders 631,000; Ajay Chopra 371,791; L. Gregory Ballard 51,000; L. William Krause 65,000; John C. Lewis 65,000; Glenn E. Penisten 65,000; Charles J. Vaughan 65,000; William Loesch 291,041; Robert Wilson 246,582; Arthur D. Chadwick 175,966; and 2,403,171 for all executive officers and directors as a group.

(2)
Applicable percentage of ownership is based on 59,143,240 shares of Common Stock outstanding as of September 9, 2002, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after September 9, 2002 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3)
Information based on Schedule 13G/A filed April 10, 2002 with the Securities and Exchange Commission by Capital Group International, Inc. Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the April 10, 2002 Schedule 13G/A. The investment management companies, which include a “bank” as defined in Section 3(a)6 of the Securities Exchange Act of 1934 and several investment advisers registered under Section 203 of the Investment Advisers Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital Group International, Inc. does not have investment power or voting power over any of the securities reported in the April 10, 2002 Schedule 13G/A; however, Capital Group International, Inc. may be deemed to “beneficially own” such securities by virtue of Rule 13d-3 under the Securities and Exchange Act of 1934. Capital Guardian Trust Company, a bank as defined in Section 3(a)6 of the Act is deemed to be the beneficial owner of 5,740,900 shares or 10.1% of the 57,108,000 shares of Common Stock believed to be outstanding as a result of its serving as the investment manager of various institutional accounts.

(4)
Information based on Schedule 13G/A filed February 14, 2002 with the Securities and Exchange Commission by Morgan Stanley Dean Witter & Co. and Morgan Stanley Investments LP. Morgan Stanley Dean Witter & Co. is the parent holding company of Morgan Stanley Investments LP, which is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940.

Voting and Solicitation

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by signing, dating and mailing the proxy card in the postage paid envelope that we have provided. Of course, you may also choose to come to the meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. With respect to Proposal One (Election of Directors), directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of votes will be elected. Every shareholder complying with Section 708(b) of the California General Corporation Law and voting for Proposal One (Election of Directors) may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder’s votes. On all other matters, each share of Common Stock has one vote.

A quorum comprising the holders of a majority of our outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions will have no effect on the outcome of the vote with respect to Proposal One. Shares voted “FOR”, “AGAINST” or “ABSTAIN” will be counted for the purposes of determining the total number of votes cast with respect to

Proposal Two (Ratification of the Appointment of Independent Auditors) and Proposal Three (Amendment to the 1996 Stock Option Plan). Accordingly, abstentions will have the same effect as a vote against these proposals. If you hold your Common Stock through a broker, the broker may be prevented from voting these on some proposals (a “broker non-vote”) unless you have given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists. Shares that are subject to a broker non-vote will have no effect for the purposes of determining whether a particular proposal has passed.

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. None of our directors intend to oppose any action for which shareholder approval is being solicited. Pinnacle has retained the services of Mellon Investor Services LLC to assist in obtaining proxies from brokers and nominees of shareholders for the Annual Meeting. The estimated cost of such services is $12,500 plus out-of-pocket expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers and regular employees may solicit proxies on behalf of our Board of Directors without additional compensation, personally, by telephone or telegram.

Revocability of Proxies

If you are a holder of record, you many revoke your proxy instructions. To revoke your proxy instructions, you must (i) advise our Secretary in writing before the proxy holders vote your shares, (ii) deliver a duly executed proxy bearing a later date than your original proxy or (iii) attend the Annual Meeting and vote your shares in person. Your attendance will not automatically revoke your proxy; you must specifically revoke your proxy.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	“FOR” each of management’s nominees to the Board of Directors;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending June 30, 2003; and

•	“FOR” the reservation of an additional 600,000 shares of Common Stock for issuance under our 1996 Stock Option Plan.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Transfer Agent and Inspector of Elections, Mellon Investor Services LLC, and published in our quarterly report on Form 10-Q for the second quarter of fiscal 2003.

Deadline for Receipt of Shareholder Proposals for 2003 Annual Shareholder Meeting

Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of shareholders that are intended to be presented by shareholders at our 2003 Annual Meeting of Shareholders must be received by us no later than May 31, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a shareholder intends to submit a proposal at our 2003 Annual Meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must do so no later than August 14, 2003. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2003 Annual Shareholder Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of seven directors is to be elected at the 2002 Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently serving on our Board of Directors. In the event that any nominee is unable or declines to serve as a director at the time of the 2002 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the 2003 Annual Meeting of Shareholders or until such director’s successor has been duly elected and qualified.

Vote Required

If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will not be counted in the election of directors.

Nominees

The following table sets forth information regarding the nominees as of September 9, 2002. All nominees are currently directors.

Name	Age	Position	Director Since
J. Kim Fennell	45	President, Chief Executive Officer and Director	2002
Mark L. Sanders	59	Chairman of the Board of Directors	1990
Ajay Chopra	45	President, Broadcast & Professional Division and Director	1986
L. Gregory Ballard(1)(3)	48	Director	1998
L. William Krause(1)(2)(3)	60	Director	1999
John C. Lewis(2)(3)	66	Director	1995
Charles J. Vaughan(2)(3)	64	Director	1986

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating Committee.

There are no family relationships between any of our directors or executive officers.

Mr. Fennell has served as our President, Chief Executive Officer and a director since July 1, 2002. From November 2000 until July 1, 2002, Mr. Fennell was Chief Executive Officer and President of StorageWay, a data storage service provider. From July 2000 to November 2000, Mr. Fennell was Vice-President of Avaya Inc., in charge of the Enterprise Communications Applications Division. From October 1997 to July 2000, Mr. Fennell was a Vice President with Lucent Technologies in various roles including the head of the Communications Applications Group, which encompassed their messaging, CRM and internet applications businesses. Mr. Fennell was an executive with Octel Communications Corp. from 1986 until Lucent acquired Octel in 1997. At Octel he was responsible for Octel Canada Inc., Octel Europe Inc. and then International Operations. Prior to Octel he held various management positions with the Canadian subsidiaries of ROLM Corp. and Burroughs Corp.

Mr. Sanders has served as the Chairman of our Board of Directors since July 2002 and as one of our directors since January 1990. Mr. Sanders served as our President and Chief Executive Officer from January 1990 until July 2002. Prior to that time, Mr. Sanders served in a variety of management positions, most recently as Vice President and General Manager of the Recording Systems Division, of Ampex, Inc., a manufacturer of video broadcast equipment.

Mr. Chopra, one of our founders, has served as the President of the Broadcast and Professional Division since July 2001 and as one of our directors since our inception in May 1986. In addition, Mr. Chopra served as the Chairman of our Board of Directors from January 1990 until July 2002. Mr. Chopra served as President of the Professional. Media Division from August 2000 until August 2001, and as our Vice President, General Manager, Desktop Products from April 1997 until July 2000. Mr. Chopra previously served as our Chief Technology Officer from June 1996 to April 1997, Vice President of Engineering from January 1990 to June 1996, and as our President and Chief Executive Officer from our inception to January 1990.

Mr. Ballard has served as one of our directors since July 1998. Mr. Ballard has served as the Chief Executive Officer of SONICblue, Inc., a consumer electronics company, since April 2002. Mr. Ballard served as Chief Executive Officer of MyFamily.com, a leading website for connecting families on the Internet, from January 2000 until July 2001. Mr. Ballard has served as a director of MyFamily.com since January 2000. Mr. Ballard was the President, Chief Executive Officer and a director of 3dfx Interactive Inc., a developer of 3D mediaprocessors, from December 1996 until October 1999. Prior to joining 3dfx Interactive Inc., Mr. Ballard was President of Capcom Entertainment, Inc., a video game and multimedia entertainment company, from May 1995 through November 1996. Prior to that, Mr. Ballard served as Chief Operating Officer and Chief Financial Officer of Digital Pictures, Inc., a video game company, from May 1994 to June 1995. Mr. Ballard was President and Chief Executive Officer of Warner Custom Music Corporation, a multimedia marketing division of Time Warner, Inc., from October 1992 to May 1994, and he was President and Chief Operating Officer of Personics Corporation, a predecessor to Warner Music, from January 1991 to October 1992. Mr. Ballard also serves as a director of THQ, Inc., a publisher and developer of interactive software.

Mr. Krause has served as one of our directors since July 1999. Mr. Krause has been Chairman of the Board and Chief Executive Officer of Caspian Networks, Inc., an IP networking systems provider, since April 2002. In addition, Mr. Krause has been President of LWK Ventures, a private investment company since November 1998. From September 2001 until February 2002, Mr. Krause was Chairman and Chief Executive Officer of Exodus Communications, Inc., which he guided through Chapter 11 bankruptcy to a sale of assets. Mr. Krause served as President, Chief Executive Officer and as a director of Storm Technology, Inc., a digital imaging company, from October 1991 until November 1998, when it filed for protection under federal bankruptcy laws. Prior to that, Mr. Krause served as President and Chief Executive Officer of 3Com Corporation, a global data networking company, from 1981 until 1990, and as its Chairman from 1987 until 1993 when he retired. Previously, Mr. Krause served in various marketing and general management positions at the Hewlett-Packard Company. Mr. Krause currently serves as a director of Packeteer, Inc., Sybase, Inc. and several private companies.

Mr. Lewis has served as one of our directors since December 1995. Mr. Lewis was Chairman of the Board of Amdahl Corporation, a developer of high performance computer systems, from 1987 until March 2000. Mr. Lewis was re-elected President and Chief Executive Officer of Amdahl in March 1996, where he served until April 1998. Mr. Lewis previously served as President of Amdahl from 1977 until 1987 and as Chief Executive Officer from 1983 until 1992. Mr. Lewis is currently a director of Cypress Semiconductor Corporation and Vitesse Semiconductor Corporation.

Mr. Vaughan has served as one of our directors since June 1986. Mr. Vaughan has been a partner of VLCO Investments, a private investment firm that he founded, since 1985. During the period from May 1989 to January 1992 he served in various positions at Homestead Financial Corporation and its subsidiaries, including Executive Vice President and Chief Operating Officer of this diversified financial services company. Previously, Mr. Vaughan held a number senior management and financial positions with General Electric Company, including Vice President of Auditing and Chief Financial Officer of the International and Consumer Products Sectors.

Board Meetings and Committees

Our Board of Directors held a total of five meetings during fiscal 2002. No director attended fewer than 75% of the total number of Board of Directors and committee meetings for committees on which such director served during fiscal 2002. The Board of Directors also approved certain matters by unanimous written consent. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. All members of these committees are non-employee directors.

Audit Committee

During fiscal 2002, the Audit Committee consisted of Charles J.Vaughan, Chairman, L. William Krause and John C. Lewis. Each of Messrs. Krause, Vaughan and Lewis meet the independence standards of Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Audit Committee held eight meetings during fiscal 2002. The Board of Directors has adopted a written charter for the Audit Committee, which was attached to our Proxy Statement for the 2001 Annual Shareholder meeting. The Audit Committee performs the following functions:

•	makes recommendations to the Board of Directors regarding the selection of our independent auditors;

•	reviews the scope and results of audit and other services provided by the independent auditors;

•	reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements;

•	receives and considers comments from the independent auditors on our internal controls; and

•	meets with our independent auditors on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work.

Compensation Committee

During fiscal 2002, the Compensation Committee consisted of Glenn E. Penisten, Chairman, L. Gregory Ballard and L. William Krause. The Compensation Committee held one meeting during fiscal 2002. The Compensation Committee performs the following functions:

•	determine salaries, incentives and other forms of compensation for our directors, executive officers and other employees; and

•	administer various incentive compensation and benefit plans.

Nominating Committee

The Board of Directors established the Nominating Committee in April 2002. The Nominating Committee did not meet during fiscal 2002.

Compensation Committee Interlocks and Insider Participation

No person who was a Pinnacle employee during fiscal 2002 served on the Compensation Committee during fiscal 2002. During fiscal 2002, no member of the Compensation Committee or executive officer of Pinnacle served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee. Mr. Sanders, then President, Chief Executive Officer and a director and currently our Chairman of the Board, participated in discussions and decisions regarding salaries and incentive compensation for all of our employees and consultants, except his own. Mr. Chopra, then Chairman of the Board and President, Broadcast and Professional Division and currently a director and President, Broadcast and Professional Division, participated in discussions and decisions regarding salaries and incentive compensation for all of our employees and consultants, except his own. See “Compensation of Directors” on page 20 of this Proxy for a discussion of reportable transactions with a member of the Compensation Committee, if any.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE SEVEN NOMINEES SET FORTH IN PROPOSAL 1.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, acting upon the recommendation of the Audit Committee of the Board of Directors, has selected KPMG LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2003, and recommends that shareholders vote for ratification of such appointment. Although shareholder approval of the selection by the Audit Committee of the independent auditors is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding the selection by the Board of Directors of KPMG LLP, the Board of Directors may direct the appointment of new independent auditors at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

KPMG LLP has audited our financial statements annually since 1987. Representatives of KPMG LLP are expected to be present at the meeting and be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to ratify the appointment of KPMG LLP as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of KPMG LLP as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

Audit and Related Fees Billed to us by KPMG LLP during Fiscal 2002

Audit Fees

KPMG LLP billed Pinnacle an aggregate of $493,000 for professional services rendered for the (i) audit of the annual consolidated financial statements for fiscal year 2002 included in our Annual Report on Form 10-K and (ii) the review of the consolidated financial statements included in our quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

We did not engage KPMG LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

All Other Fees

KPMG LLP billed Pinnacle an aggregate of $654,000 for all other non-audit services rendered to us during fiscal 2002, including accounting advice, statutory audits and tax services and litigation support. Before selecting KPMG, the Audit Committee carefully considered KPMG LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that the accountants’ independence will not be impaired. The Audit Committee expressed its satisfaction with KPMG LLP in all of these respects. The Audit Committee of the Board of Directors considered and determined that KPMG LLP’s provision of non-audit services to Pinnacle during fiscal 2002 is compatible with and did not impair KPMG LLP’s independence.

The following table summarizes the approximate aggregate fees KPMG LLP billed to Pinnacle for our 2002 fiscal year:

Audit Fees	$493,000

Financial Information Systems Design and Implementation Fees	$—

All Other Fees:
Audit-Related Fees(1)	$138,000

Other Fees(2)	$516,000

Total Fees	$1,147,000

(1)	Includes fees for assistance with SEC filings and various accounting consultation.

(2)
Includes fees for (i) various advisory services related principally to tax preparation services and tax consultation services associated with the maintenance of international tax strategies and (ii) litigation support.

Report of the Audit Committee of the Board of Directors

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference by any general statement incorporating by reference this Proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference.

Below is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended June 30, 2002, which include our consolidated balance sheets as of June 30, 2002 and 2001, and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity, and cash flows for each of the three years in the period ended June 30 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors, which is comprised of three independent directors, has the primary responsibility of overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board. It also recommends to the Board of Directors the appointment of our independent accountants and approves the services performed by the independent auditors. The members of the Audit Committee have been determined to be independent in accordance with the applicable rules of the SEC and Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2002.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (“Communications with Audit Committee”), which includes, among other items, matters related to the conduct of the audit of our financial statements.

Independent Accountant Written Disclosures

The Audit Committee also has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) and has discussed with KPMG LLP its independence from Pinnacle.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements for the fiscal year ended June 30, 2002 be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

Respectfully submitted by:

The Audit Committee of the Board of Directors

Charles J. Vaughan, Chairman
John C. Lewis
L. William Krause

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF PINNACLE SYSTEMS, INC. FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

PROPOSAL THREE

AMENDMENT TO 1996 STOCK OPTION PLAN

At the Annual Meeting, the shareholders will be asked to approve an amendment of our 1996 Stock Option Plan (the “1996 Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares to a total of 6,340,000 shares. The Board of Directors approved this amendment to the 1996 Plan in July 2002. As of September 9, 2002, options to purchase an aggregate of 3,847,752 shares of our Common Stock were outstanding under the 1996 Plan with a weighted average exercise price of $7.46 per share, and 640,263 shares (excluding the 600,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant.

The 1996 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of Pinnacle.

The 1996 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist Pinnacle in attracting, retaining and motivating the best available personnel for the successful conduct of Pinnacle’s business. Since its inception, Pinnacle has provided stock options as an incentive to its key employees and executives as means to promote increased shareholder value. Pinnacle believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of Pinnacle’s business. In addition, stock options are considered a competitive necessity in the high technology industry.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the amendment to the 1996 Plan.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE 1996 STOCK OPTION PLAN.

Terms of the 1996 Plan

The essential terms of the 1996 Plan are summarized as follows:

Purpose

The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of Pinnacle and to promote the success of Pinnacle’s business.

Administration

The 1996 Plan requires the Board of Directors of Pinnacle or a Committee of the Board to administer the plan. The Board (or the committee appointed to administer the 1996 Plan) are referred to in this description as the “Administrator.” The Administrator determines the terms of options granted, including the number of shares subject to the option and the exercisability thereof. The Administrator is responsible for determining all questions of interpretation with respect to the 1996 Plan, and its decisions are final and binding upon all participants. Members of the Board of Directors or the Compensation Committee receive no additional compensation for their services in connection with the administration of the 1996 Plan.

Eligibility

The 1996 Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of Pinnacle or any of its designated subsidiaries. In addition, the 1996

Plan provides that nonstatutory stock options may be granted to directors and consultants of Pinnacle or any of its designated subsidiaries. As of September 9, 2002, there were approximately 778 employees eligible to receive options under the 1996 Plan. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee’s services, the optionee’s present and potential contribution to the success of the Company and other relevant factors. The 1996 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options that are exercisable for the first time in any one calendar year. The 1996 Plan provides that a maximum of 800,000 shares (up to 1,200,000 shares if in connection with initial employment) may be granted to any one individual during any fiscal year of Pinnacle. The 1996 Plan does not provide for a minimum number of option shares that may be granted to any one employee. There is a limit on the aggregate fair market value of shares subject to all incentive options that are exercisable for the first time in any one calendar year.

Shares Reserved for Issuance

Currently, 5,740,000 shares of Common Stock are reserved for issuance pursuant to the 1996 Plan. Pinnacle is proposing to increase the number of shares reserved for issuance pursuant to the Plan by 600,000 shares, bringing the total number of shares reserved for issuance to 6,340,000 shares.

Terms of Options

Each option is evidenced by a stock option agreement between Pinnacle and the optionee to whom such option is granted. Each option granted under the 1996 Plan is subject to the following additional terms and conditions:

(1)  Exercise of the Option:    The Administrator determines when options granted under the 1996 Plan may be exercised. An option is exercised by giving written notice of exercise to Pinnacle, specifying the number of shares of Common Stock to be purchased and tendering payment to Pinnacle of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of Pinnacle’s Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Pinnacle, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, a reduction in the amount of any Pinnacle liability to the individual, or such other consideration as determined by the Administrator and as permitted by applicable laws.

Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

(2)  Option Price:    The option price of all incentive stock options and nonstatutory stock options under the 1996 Plan may not be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the 1996 Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of Pinnacle, the option price must be not less than 110% of the fair market value on the date of grant. The closing sale price of Pinnacle Common Stock on September 9, 2002 was $9.651.

(3)  Termination of Employment or Consulting Relationship:    The 1996 Plan provides that if the optionee’s employment or consulting relationship with Pinnacle is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination as is determined by the Administrator and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option shall remain exercisable for 90 days after the optionee’s termination.

(4)  Death:    If an optionee should die while an employee or a consultant of Pinnacle (or during such period of time not exceeding three months, as determined by the Administrator) following termination of the optionee’s employment or consultancy, options may be exercised at any time prior to the expiration of the term of such option as set forth in the Notice of Grant but only to the extent that the options were exercisable on the date of death or termination of employment. In the absence of a specified time in the option agreement, the option shall remain exercisable for one year following the optionee’s termination.

(5)  Disability:    If an optionee’s employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

(6)  Termination of Options:    The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of Pinnacle or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

(7)  Nontransferability of Options:    Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

(8)  Buyout Provision:    The Administrator may at any time offer to buy out, for a payment in cash or shares of Pinnacle Common Stock, any option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the optionee at the time that such offer is made.

Adjustment Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in Pinnacle’s capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by Pinnacle, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of Pinnacle with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of 15 days, after which such options shall terminate.

Amendment and Termination

The Board of Directors may amend the 1996 Plan at any time or from time to time or may terminate it without approval of the shareholders. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1996 Plan without the consent of the optionee. In any event, the 1996 Plan will terminate in October 2006.

Tax Information

Pinnacle may grant either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options pursuant to the 1996 Plan.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of Pinnacle. Unless limited by Section 162(m) of the Code, Pinnacle will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of Pinnacle will be subject to tax withholding by Pinnacle. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income. Unless limited by Section 162(m) of the Code, Pinnacle will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and Pinnacle with respect to the grant and exercise of options under the 1996 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the 1996 Plan

The grant of options under the 1996 Plan to employees, including the Named Executive Officers, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The table below depicts the issuance of grants under the 1996 Plan during fiscal 2002 to (i) each of the Named Executive Officers, (ii) all current executive officers as a group, (iii) all non-executive officer directors as a group and (iv) all of our other employees as a group.

AMENDED PLAN BENEFITS
1996 Stock Option Plan

Name of Individual or Identity of Group or Person	Securities Underlying Options Granted (#)		Weighted Average Exercise Price Per Share ($/sh)
Mark L. Sanders	110,00		4.56
Ajay Chopra	90,000		4.56
William Loesch	50,000		4.56
Robert Wilson	—		—
Arthur D. Chadwick	50,000		4.56
All current executive officers as a group (6 persons)	390,000		4.56
All non-executive officer directors as a group (5 persons)	—		—
All other employees (including all current officers who are not executive officers) as a group	88,000	(1)	4.56

(1)
These shares were issued as part of Pinnacle’s Stock Option Exchange Program and are in replacement of options that were previously cancelled. Pinnacle’s Stock Option Exchange Program is described in detail below under the heading “Stock Option Exchange Program”.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2002 about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, including the 1987 Stock Option Plan, the 1994 Employee Stock Purchase Plan, the 1994 Director Option Plan, the 1996 Stock Option Plan and the 1996 Supplemental Stock Option Plan, each as amended, as well as options assumed by Pinnacle pursuant to certain acquisitions.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)(c)
Equity compensation plans approved by security holders	4,982,235	(1)(2)	$6.72	4,037,299	(4)
Equity compensation plans not approved by security holders	8,529,776	(3)	$9.60	1,168,028	(5)

Total	13,512,011		$8.54	5,205,327

(1)
We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 1994 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the 1994 Employee Stock Purchase Plan. The 1994 Employee Stock Purchase Plan provides that shares of our Common Stock may be purchased at a per share price equal to 85% of the fair market value of the Common Stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(2)	This number reflects the number of securities to be issued upon exercise of outstanding options under the 1987 Stock Option Plan, the 1994 Director Option Plan and the 1996 Stock Option Plan.

(3)
This number does not include outstanding options to purchase 55,772 shares of our Common Stock that Pinnacle assumed through various mergers and acquisitions. At June 30, 2002, these assumed options had a weighted average exercise price of $9.80 per share. There are no options outstanding under arrangements between Pinnacle and any individual.

(4)
This number includes securities available for future issuance under the 1994 Director Option Plan, the 1994 Employee Stock Purchase Plan and the 1996 Stock Option Plan. No securities are available for future issuance under the 1987 Stock Option Plan.

(5)	No securities are available for future issuance under any arrangement between Pinnacle and any individual.

1996 Supplemental Stock Option Plan

On November 21,1996, the Board of Directors adopted the 1996 Supplemental Stock Option Plan (the “1996 Supplemental Plan”). The 1996 Supplemental Plan has not been submitted to our shareholders for approval. A copy of the 1996 Supplemental Plan, as amended, is attached as Exhibit 10.12 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

The material terms of the 1996 Supplemental Plan are as follows:

Purpose

The purposes of the 1996 Supplemental Plan are to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to employees and consultants and (iii) promote the success of our business.

Eligibility to Participate in the 1996 Supplemental Plan

Pinnacle may grant nonstatutory stock options pursuant to the 1996 Supplemental Plan to our employees and consultants who are not officers or directors; provided, however, that Pinnacle may grant options to an officer pursuant to the 1996 Supplemental Plan in connection with his or her initial service with Pinnacle.

Number of Shares Covered by the 1996 Supplemental Plan

When the Board of Directors adopted the 1996 Supplemental Plan on November 21, 1996, the Board reserved 350,000 shares of our Common Stock for issuance under the 1996 Supplemental Plan. On July 17, 1997, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 500,000 shares, for a total of 850,000 shares. On January 20, 1999, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 300,000, for a total of 1,150,000 shares. In May 1999, Pinnacle effected a 2-for-1 forward stock split, increasing the total shares reserved for issuance under the 1996 Supplemental Plan to 2,300,000 shares. On July 27, 1999, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 1,500,000 shares, for a total of 3,050,000 shares. On September 1, 1999, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares, for a total of 4,800,000 shares. In March 2000, Pinnacle effected a 2-for-1 forward stock split, increasing the total shares reserved for issuance under the 1996 Supplemental Plan to 9,600,000 shares. On July 14, 2000, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 2,200,000 shares, for a total of 11,800,000 shares. On August 28, 2002, the Board of Directors amended the 1996 Supplemental Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 3,600,000 shares, for a total of 15,400,000 shares. As of September 9, 2002, options to acquire 9,067,890 shares were outstanding under the 1996 Supplemental Plan, out of the 15,400,000 shares reserved for issuance. As of September 9, 2002, 4,198,890 shares were available for issuance under the 1996 Supplemental Plan.

Awards Permitted under the 1996 Supplemental Plan

The 1996 Supplemental Plan authorizes the granting of nonstatutory stock options only.

Terms of Options

The exercise price of an option may not be less than the fair market value of our Common Stock on the date of grant. All options granted pursuant to the 1996 Supplemental Plan generally have a term of ten years from the date of grant. All of the options that are currently outstanding under the 1996 Supplemental Plan vest and become exercisable over a four-year period beginning at the grant date. Payment of the exercise price may be made by cash, check, promissory note, other shares of our Common Stock, cashless exercise, a reduction in the amount of any Pinnacle liability to the optionee, any other form of consideration permitted by applicable law or any combination of the foregoing methods of payment. Options may be made exercisable only under the conditions the Board of Directors or its appointed committee may establish. If an optionee’s employment terminates other than for death or disability, the option remains exercisable for a fixed period of three months or such longer period as may be fixed by the Board of Directors or its appointed committee, up to the remainder of the term of the option. If an optionee’s employment terminates due to death or disability, the option remains exercisable for a fixed period of twelve months or such longer period as may be fixed by the Board of Directors or its appointed committee, up to the remainder of the term of the option.

Capital Changes

The number of shares available for future grant and previously granted but unexercised options, and the price per share of such options, are subject to proportional adjustment for any future stock split, reverse stock split, stock dividend, combination or reclassification of Pinnacle’s Common Stock, or any other changes in capitalization as described in the 1996 Supplemental Plan.

Merger or Asset Sale

In the event of a merger of Pinnacle with or into another corporation, or the sale of substantially all of our assets, each outstanding option under the 1996 Supplemental Plan must be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the optionee will fully vest in and have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable.

Termination and Amendment

The Board of Directors may amend or terminate the 1996 Supplemental Plan without shareholder approval, but no amendment, alteration, suspension or termination of the 1996 Supplemental Plan may adversely affect any award previously granted under the 1996 Supplemental Plan without the written consent of the optionee.

Certain United States Federal Income Tax Information

An optionee generally will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

Unless limited by Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount as the ordinary income realized by the optionee with respect to shares acquired upon exercise of the nonstatutory stock option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and us with respect to the grant and exercise of options granted under the 1996 Supplemental Plan and does not purport to be complete. In addition, the summary does not discuss the tax consequences of an optionee’s death or the income tax laws of any state or foreign country in which the optionee may reside.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation for the last three fiscal years of our Chief Executive Officer and our next four most highly compensated executive and non-executive officers whose compensation exceeded $100,000 in the fiscal year ended June 30, 2002 (the “Named Executive Officers”) for services rendered in all capacities to us for the fiscal year ended June 30, 2002.

Long-term Compensation Awards
	Fiscal Year	Annual Compensation		Securities Underlying Options
Name and Principal Position		Salary(1)	Bonus
Mark L. Sanders(2) Chairman of the Board	2002 2001 2000	$356,452 362,500 355,000	$226,060 — 66,000	110,000 100,000 200,000

Ajay Chopra(3) President, Broadcast and Professional Division	2002 2001 2000	$201,030 208,987 200,500	$130,424 — 39,000	90,000 90,000 110,000

William Loesch Vice-President, Product Management and Engineering, Business and Consumer Division	2002 2001 2000	$190,365 198,287 192,500	$120,525 — 37,800	50,000 65,000 40,000

Robert Wilson President, Broadcast and Professional Division	2002 2001 2000	$195,507 203,245 194,670	$119,709 — 37,800	— 125,000 80,000

Arthur D. Chadwick Vice-President, Finance and Administration, and Chief Financial Officer	2002 2001 2000	$184,538 192,217 185,000	$119,857 — 36,000	50,000 60,000 100,000

(1)
In response to the general economic downturn, (a) Mr. Sanders voluntarily elected to reduce his salary by 20% for the first 9 months of fiscal 2002 and (b) each of Messrs. Chadwick, Chopra, Wilson and Loesch voluntarily elected to reduce his salary by 10% for the first 9 months of fiscal 2002. The 2002 figures included in this column reflect these salary reductions.

(2)
Mr. Sanders retired from his position as President and Chief Executive Officer on July 1, 2002. Mr. Sanders was appointed as Chairman of the Board of Directors effective July 1, 2002. Pursuant to the terms of the Offer Letter and Employment Agreement dated June 28, 2002 between Pinnacle and Mr. Sanders (the “Sanders Employment Contract”), as of July 1, 2002, Mr. Sanders ceased to accrue paid time off and his then accrued paid time off balance was to be paid in full. The fiscal 2002 salary figure for Mr. Sanders in the above table includes $37,702 in accrued paid time off that Pinnacle paid to Mr. Sanders on June 28, 2002. See “Employment Contracts and Change in Control Arrangements” below for a full discussion of the Sanders Employment Contract.

(3)
Mr. Chopra retired from his position as the Chairman of the Board of Directors on July 1, 2002. Mr. Chopra continues to serve as the President of the Broadcast and Professional Division and as a director.

Option Grants in Last Fiscal Year

The following table provides information regarding options granted during the fiscal year ended June 30, 2002 to each of the Named Executive Officers.

	Individual Grants
	Number of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted to Employees in Fiscal Year (#)	Exercise Price Per Share ($)(3)(4)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)
Name					5%	10%
Mark L. Sanders	110,000	2.5%	$4.56	10/26/11	$315,454	$799,421
Ajay Chopra	90,000	2.0%	$4.56	10/26/11	$258,098	$654,072
William Loesch	50,000	1.1%	$4.56	10/26/11	$148,388	$363,373
Robert Wilson	—	—	$4.56	10/26/11	$—	$—
Arthur D. Chadwick	50,000	1.1%	$4.56	10/26/11	$143,388	$363,373

(1)
Potential realizable value is based on the assumption that our Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

(2)
The options shown granted in fiscal 2002 become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(3)
Options were granted at an exercise price equal to the fair market value of our Common Stock, as determined by reference to the closing price reported on the Nasdaq National Market on the date of grant.

(4)
Exercise price and tax withholding obligations may be paid in cash, promissory note, by delivery of already owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

Stock Option Exchange Program

In November 2001, we offered a voluntary Stock Option Exchange Program to certain eligible employees. Directors and executive officers were not eligible to participate in the Stock Option Exchange Program.

The Stock Option Exchange Program provided these non-executive employees with the opportunity to tender their existing stock options in exchange for an equal number of replacement options to be granted in June 2002, with an exercise price equal to the fair market value of our Common Stock on the date that the new options were granted. These elections were required to be made by December 17, 2001, and were required to include all options granted to the electing employee during the prior six-month period. A total of 155 employees elected to participate in the Stock Option Exchange Program. Of the 11,000,000 stock options that were eligible to be tendered, 2,600,000 options, or 24%, were tendered on December 17, 2001. On June 19, 2002, Pinnacle granted an aggregate of 2,550,009 replacement options to those employees who had been continuously employed by Pinnacle from the date they tendered their options through the grant date.

Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values

The following table sets forth certain information regarding the exercise by the Named Executive Officers of stock options during fiscal 2002 and the value of options held by the Named Executive Officers as of June 30, 2002.

	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at June 30, 2002 (#)		Value of Unexercised In-the-money Options at June 30, 2002 ($) (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark L. Sanders	0	$0	418,917	200,417	$2,515,046	$1,188,906
Ajay Chopra	0	$0	247,062	156,938	1,461,743	900,181
William Loesch	0	$0	236,353	98,647	1,551,915	550,674
Robert Wilson	0	$0	159,603	98,021	871,072	366,315
Arthur D. Chadwick	0	$0	73,049	95,001	365,019	530,078

(1)	Market value of Pinnacle’s Common Stock at the exercise date minus the exercise price.

(2)	Market value of Pinnacle’s Common Stock on June 28, 2002, the last trading day of fiscal 2002, of $10.989 minus the exercise price.

Employment Contracts and Change in Control Arrangements

J. Kim Fennell Offer Letter and Employment Agreement

Pursuant to a duly executed Offer Letter and Employment Agreement dated June 18, 2002 between Pinnacle and J. Kim Fennell, our President, Chief Executive Officer and a director as of July 1, 2002, Mr. Fennell receives a salary of $31,250 per month, paid semi-monthly, and is entitled to (i) paid performance bonuses, targeted at 50% of base salary, paid on a half yearly basis, (ii) an option for 600,000 shares of Pinnacle’s Common Stock and (iii) certain employee benefits. Mr. Fennell’s option agreement does not provide for accelerated option vesting upon a change in control of Pinnacle. Additionally, Mr. Fennell’s Offer Letter does not provide for severance in the event Mr. Fennell’s employment with Pinnacle terminates.

Mark L. Sanders Offer Letter and Employment Agreement

Pursuant to a duly executed Offer Letter dated June 28, 2002 between Pinnacle and Mark L. Sanders, our Chairman of the Board of Directors as of July 1, 2002, Mr. Sanders receives an annual salary of $360,000 for the first year, $240,000 for the second year and $120,000 for each of the third and fourth years. Pinnacle will review Mr. Sanders’ status as an employee at the end of the first year. Mr. Sanders’ employment will automatically be extended for up to three additional one-year terms unless otherwise determined by the Board of Directors. In his position as Chairman of the Board of Directors, Mr. Sanders will continue to be entitled to participate in Pinnacle’s employee benefit plans. In addition, beginning on July 1, 2002 Mr. Sanders ceased to accrue paid time off. Mr. Sanders’ accrued paid time off balance was paid in full on June 28, 2002.

If Mr. Sanders’ service as Chairman of the Board of Directors or employment with Pinnacle during the employment term terminates other than (i) for “Cause” (as defined below) by Pinnacle or (ii) voluntarily by Mr. Sanders, then (A) Mr. Sanders will be entitled to receive pay in an amount equal to the salary he would have received had he continued to provide services through the expiration of the fourth term, paid quarterly; (B) his stock options will continue to vest as long as he remains Chairman or a member of the Board of Directors and (C) Pinnacle will pay his COBRA premiums (to the extent he is eligible) until the earlier of (y) the expiration of the applicable term at the time of termination or (z) he obtains other employment which provides comparable medical benefits. “Cause” is defined as (i) an act of material dishonesty made by Mr. Sanders in connection with his responsibilities as an employee of Pinnacle, (ii) his conviction of, or plea of nolocontendere to, a felony, or (iii) his gross misconduct.

If Mr. Sanders’ service as Chairman or employment with Pinnacle terminates (i) voluntarily by him or (ii) for Cause by Pinnacle, then he will be eligible only for severance benefits in accordance with Pinnacle’s established policies as then in effect.

Georg Blinn Employment Agreement

In connection with our acquisition of micro computer products AG in September 1997, we entered into an employment agreement with Georg Blinn, who joined us as Vice President, General Manager, Pinnacle Systems

GmbH. Pursuant to the agreement, Mr. Blinn receives a salary of €187,620, is entitled to use of a company car and certain nominal perquisites.

We currently have no other employment contracts with any of our executive officers, and we have no other compensatory plan or arrangement with such executive officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of us.

Compensation of Directors

Non-employee members of our Board of Directors receive a quarterly retainer of $5,000. In addition, our 1994 Director Option Plan provides that options shall be granted to our non-employee directors who do not represent shareholders holding more than 1% of our outstanding Common Stock pursuant to an automatic nondiscretionary grant mechanism. Pursuant to the 1994 Director Option Plan, during fiscal 2002, each of L. Gregory Ballard, L. William Krause, John C. Lewis, Glenn E. Penisten and Charles J. Vaughan received an option to purchase 20,000 shares of Pinnacle’s Common Stock at an exercise price of $4.56 per share.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The following Report of the Compensation Committee of the Board of Directors on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Pinnacle specifically incorporates it by reference into a filing.

The Compensation Committee of the Board of Directors reviews and approves our executive compensation policies. The following is the report of the Compensation Committee describing the compensation policies and rationales applicable to our executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 2002.

Compensation Philosophy

Our philosophy in setting our compensation policies for executive officers is to maximize shareholder value over time. The primary goal of our executive compensation program is therefore to closely align the interests of the executive officers with those of our shareholders. To achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to our long-term success, motivate such individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive’s total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in us. We currently use two integrated components, cash compensation, including bonuses, and stock options, to meet these goals.

Cash Compensation

The cash compensation component of the total compensation is designed to compensate executives competitively within the industry and the marketplace and comprises two segments, base salary and bonuses.

The Compensation Committee reviewed and approved calendar 2002 base salaries for the Chief Executive Officer and other executive officers at the beginning of the calendar year.

The Board of Directors established the fiscal 2002 incentive compensation plan for Pinnacle’s executive officers based upon Pinnacle’s achievement of revenue and net income targets for fiscal 2002. Base salaries and the bonus levels were established by the Compensation Committee based upon competitive compensation data, an executive’s job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at or above the average rates paid by competitors to enable us to attract, motivate, reward and retain highly skilled executives. In order to evaluate our competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other high technology companies. No specific formula was applied to determine the weight of each factor.

During fiscal 2002, the compensation of Mark L. Sanders, Pinnacle’s President and Chief Executive Officer until July 1, 2002, consisted of base salary and stock options. Mr. Sanders’ base salary for fiscal 2002 was $318,750.1 In addition, pursuant to the terms of the Sanders Employment Contract, on June 28, 2002 Mr. Sanders received $37,702 in accrued paid time off. See “Employment Contracts and Change in Control Arrangements” above for a full discussion of the Sanders Employment Contract. Mr. Sanders was granted an option to purchase 110,000 shares of Common Stock pursuant to the 1996 Stock Option Plan at an exercise price of $4.56, which was the fair market value of our Common Stock at the date of grant. In fiscal 2002, Mr. Sanders received a cash bonus of $226,060. In fiscal 2002, all executive officers as a group received options to purchase 390,000 shares of Common Stock pursuant to the 1996 Stock Option Plan. The Compensation Committee reviews the Chief Executive Officer’s salary at the beginning of the calendar year using the same criteria and policies as are employed for the other executive officers.

Stock Options

The Committee provided our executive officers with long-term incentive compensation through grants of stock options under our 1987 Stock Option Plan until April 1997, and since then, under our 1996 Stock Option Plan. The Board believes that stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in us and to share in the appreciation of the value of our Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in our employ. All options granted to executive officers to date have been granted at the fair market value of our Common Stock on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of our long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

Incentives for executive officers reflect the Compensation Committee’s belief that a portion of the compensation of each executive officer should be contingent upon our performance, as well as the individual contribution of each executive officer. To carry out this philosophy, we have granted to certain executive officers stock options that have accelerated vesting provisions if certain quarterly and annual sales and profitability objectives are met. The executive officers, including Mr. Sanders, must successfully achieve these performance targets, which were submitted by management to the Compensation Committee for its evaluation and approval in conjunction with the stock option grant. The Compensation Committee evaluates the completion of the goals and acceleration of the stock option vesting if the goals have been met. The Compensation Committee believes that this stock option acceleration provision provides an excellent link between our earnings performance and the incentives paid to executives.

Section 162(m)

The Compensation Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. Pinnacle has adopted a policy that, where reasonably practicable, it will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m). The 1996 Plan includes a limit on the number of shares that may be granted to any one employee during the fiscal year. Such limit is intended to preserve Pinnacle’s ability to deduct the compensation expense relating to stock options granted under such plan.

In approving the amount and form of compensation for our executive officers, the Compensation Committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m).

Respectfully submitted by:

The Compensation Committee of the Board of Directors

Glenn E. Penisten, Chairman
L. Gregory Ballard
L. William Krause

1
In response to the general economic downturn, (a) Mr. Sanders voluntarily elected to reduce his salary by 20% for the first nine months of fiscal 2002 and (b) each of Messrs. Chadwick, Chopra, Wilson and Loesch voluntarily elected to reduce his salary by 10% for the first nine months of fiscal 2002.

PERFORMANCE GRAPH

The information set forth below under the heading “Performance Graph” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of our Common Stock with the cumulative return of the Peer Group and the Nasdaq Stock Market (U.S.) Index for the period commencing June 30, 1997 and ending on June 30, 2002. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

The graph assumes that $100 was invested on June 30, 1997 in Pinnacle’s Common Stock, the Peer Group and the Nasdaq Stock Market (U.S.), and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

Comparison of Five Year Cumulative Total Return*
Among Pinnacle Systems, Inc., the Peer Group
and the Nasdaq Stock Market (U.S.) Index

*	$100 INVESTED ON 6/30/97 IN STOCK OR INDEX – INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Pinnacle believes that, during fiscal 2002 all executive officers and directors of Pinnacle complied with all applicable filing requirements.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: September 27, 2002

APPENDIX A

PROXY	PINNACLE SYSTEMS, INC.	PROXY

PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PINNACLE SYSTEMS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 27, 2002, and hereby appoints J. Kim Fennell and Arthur D. Chadwick, and each of them, proxies and attorneys-in-fact (the “Proxies”), each with the full power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Shareholders of PINNACLE SYSTEMS, INC. to be held on Thursday October 31, 2002 at 1:00 p.m. local time, at 280 North Bernardo Avenue, Mountain View, California 94043 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF KPMG LLP AND FOR THE AMENDMENT OF THE 1996 STOCK OPTION PLAN, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

(Continued, and to be signed on the other side)

    FOLD AND DETACH HERE

A-1

Please mark your votes as indicated in this example.    ☒

1.	Elections of Directors:

FOR    ☐            WITHHOLD    ☐            FOR ALL    ☐

INSTRUCTION:

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

01 L. Gregory Ballard
02 Ajay Chopra
03 J. Kim Fennell
04 L. William Krause
05 John C. Lewis
06 Mark L. Sanders
07 Charles J. Vaughan

2.	Proposal to ratify appointment of KPMG LLP as independent auditors of Pinnacle Systems, Inc. for the fiscal year ending June 30, 2003.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐

3.	Proposal to approve an amendment to the 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from by 600,000 shares, to a total of 6,340,000 shares.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐

4.	In their discretion, the Proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment or adjournments thereof.

MARK HERE FOR ADDRESS CHANGE.    ☐

Signature(s)	Dated	, 2001

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.

Persons signing in a fiduciary capacity should so indicate. If Shares are held by joint tenants or as community property, both should sign.)

FOLD AND DETACH HERE

A-2

APPENDIX B

PINNACLE SYSTEMS, INC.

1996 STOCK OPTION PLAN1

1.    Purposes of the Plan.    The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f)    “Common Stock” means the Common Stock of the Company.

(g)    “Company” means PINNACLE SYSTEMS, INC.

(h)    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

1
The 1996 Stock Option Plan has been amended to reflect the changes approved by the Board of Directors in July 2002, which changes are set forth in Proposal 3 of the Proxy for approval by the shareholders at the 2002 Annual Meeting.

(j)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(q)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)    “Option” means a stock option granted pursuant to the Plan.

(s)    “Option Agreement” means an Agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t)    “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(u)    “Optioned Stock” means the Common Stock subject to an Option.

(v)    “Optionee” means the holder of an outstanding Option granted under the Plan.

(w)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)    “Plan” means this 1996 Stock Option Plan.

(y)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 6b-3, as in effect when discretion is being exercised with respect to the Plan.

(z)    “Service Provider” means an Employee, Director or Consultant.

(aa)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(bb)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,940,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(iv)    to approve forms of Agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    Reserved;

(vii)    Reserved;

(viii)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to modify or amend each Option (subject to Section 14(c) of the 1996 Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the 1996 Plan;

(xi)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

(d)    Option Exchange Program.    The Administrator shall have no authority to institute an Option Exchange Program.

5.    Eligibility.    Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Limitations.

(a)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)    The following limitations shall apply to grants of Options:

(i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 800,000 Shares.

(ii)    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 400,000 Shares which shall not be counted against the limits set forth in subsection 6(c)(i) above.

(iii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12.

(iv)    If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    promissory note;

(iv)    other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)    any combination of the foregoing methods of payment; or

(viii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability or the Optionee suffers a Disability within ninety (90) days of ceasing to be a Service Provider, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    If an Optionee dies while a Service Provider or within ninety (90) days of ceasing to be a Service Provider, the Option may be exercised until the expiration of the term of such Option as set forth in the Notice of Grant, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date Optionee ceased to be a Service Provider. If, at the time Optionee ceased to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.    Non-Transferability of Options.    Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

12.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely Common Stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely Common Stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.    Date of Grant.    The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which Agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

15.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

PINNACLE SYSTEMS, INC.

1996 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 1996 Stock Option Plan (the “Plan”) shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

[25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

Termination Period:

This Option may be exercised for              [days/months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.	AGREEMENT

1.    Grant of Option.    The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

2.    Exercise of Option.

(a)    Right to Exercise.    This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b)    Method of Exercise.    This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.    Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)    cash; or

(b)    check; or

(c)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

(d)    surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6.    Tax Consequences.    Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)    Exercising the Option.

(i)    Nonstatutory Stock Option.    The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii)    Incentive Stock Option.    If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

(b)    Disposition of Shares.

(i)    NSO.    If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(ii)    ISO.    If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(c)    Notice of Disqualifying Disposition of ISO Shares.    If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

7.    Entire Agreement; Governing Law.    The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].

8.    No Guarantee of Continued Service.    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	PINNACLE SYSTEMS, INC.

Signature	By

Print Name	Title

Residence	Address

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

EXHIBIT A

PINNACLE SYSTEMS, INC.

1996 STOCK OPTION PLAN

EXERCISE NOTICE

Pinnacle Systems, Inc.
280 N. Bernardo Avenue
Mountain View, CA 94043
Attention: Secretary:

1.    Exercise of Option.    Effective as of today,             ,             , the undersigned (“Purchaser”) hereby elects to purchase              shares (the “Shares”) of the Common Stock of Pinnacle Systems, Inc. (the “Company”) under and pursuant to the 1996 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated,              (the “Option Agreement”). The purchase price for the Shares shall be $, as required by the Option Agreement.

2.    Delivery of Payment.    Purchaser herewith delivers to the Company the full purchase price for the Shares.

3.    Representations of Purchaser.    Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Shareholder.    Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

5.    Tax Consultation.    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.    Entire Agreement; Governing Law.    The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].

Submitted by: PURCHASER:	Accepted by: PINNACLE SYSTEMS, INC.

By

Signature

Print Name	Title

Address:	Date Received

Address: 280 N. Bernardo Avenue Mountain View, CA 94043